Owner of CrossAmerica Partners LP’s General Partner, CST Brands, Inc., Enters into Merger Agreement with Alimentation Couche-Tard Inc.
Allentown, PA, August 22, 2016 - CrossAmerica Partners LP (NYSE: CAPL) ("CrossAmerica" or the "Partnership"), a leading wholesale fuels distributor, today announced that its General Partner, CST Brands, Inc. (NYSE: CST) has entered into a definitive merger agreement with Alimentation Couche-Tard Inc. (TSX: ATD.A ATD.B) (“Couche-Tard”). Under the terms of the agreement, Couche-Tard will, through its acquisition of CST, acquire CST’s interest in CrossAmerica and associated Incentive Distribution Rights (“IDRs”). The transaction has been unanimously approved by the Board of Directors of CST and Couche-Tard and is subject to the approval of CST’s shareholders and the receipt of regulatory approvals. The transaction is currently expected to close early calendar year 2017.
Upon completion of the CST and Couche-Tard merger, CrossAmerica will become part of one of North America’s largest convenience and fuel retailing networks. By combining Couche-Tard’s U.S. dealer network of approximately 700 sites and CrossAmerica’s network of more than 1,000 locations, the combined organization will also be one of the largest wholesale fuel distributors in the United States.
Jeremy Bergeron, President of CrossAmerica, said, “This merger creates tremendous opportunity for CrossAmerica and its unitholders. We look forward to working closely with Couche-Tard to create further value for all investors, while capitalizing on the many strengths and best practices each organization brings to the table. In the interim, we intend to continue to execute on our strategy of solid growth, while further strengthening our balance sheet and coverage ratio.”
“With its strong acquisition record, CrossAmerica brings additional options to Couche-Tard’s growth strategy and we anticipate unlocking additional value with the new relationship,” stated Brian Hannasch, Couche-Tard’s President and Chief Executive Officer.
About CrossAmerica Partners LP
CrossAmerica Partners is a leading wholesale distributor of motor fuels and owner and lessor of real estate used in the retail distribution of motor fuels. Its general partner, CrossAmerica GP LLC, is a wholly owned subsidiary of CST Brands, Inc., one of the largest independent retailers of motor fuels and convenience merchandise in North America.  Formed in 2012, CrossAmerica Partners LP is a distributor of branded and unbranded petroleum for motor vehicles in the United States and distributes fuel to more than 1,180 locations and owns or leases more than 800 sites. With a geographic footprint covering 29 states, the Partnership has well-established relationships with several major oil brands, including ExxonMobil, BP, Shell, Chevron, Sunoco, Valero, Gulf, Citgo, Marathon and Phillips 66. CrossAmerica Partners ranks as one of ExxonMobil’s largest distributors by fuel volume in the United States and in the top 10 for additional brands. For additional information, please visit www.crossamericapartners.com.
Important Additional Information
In connection with the proposed transaction, CST intends to file a proxy statement and other relevant documents concerning the proposed transaction with the SEC. The definitive proxy statement will be sent or given to CST stockholders and will contain important information about the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE. Investors and security holders will be able to obtain a copy of the proxy statement as well as other documents filed with the SEC free of charge at the SEC’s website at http://www.sec.gov. In addition, the proxy statement, the SEC filings that will be incorporated by reference in the proxy statement and the other documents filed with the SEC by CST may be obtained free of charge from CST’s Investor Relations page on its corporate website at http://www.cstbrands.com.
Certain Information Concerning Participants
CST and its directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from CST stockholders in connection with the proposed transaction. Information about the directors and executive officers of CST is set forth in CST’s Annual Report on Form 10-K for the year ended December 31, 2015 and the proxy statement on Schedule 14A for CST’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2016. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available.
Forward Looking Statements
Statements made in this press release relating to future plans, events, or financial condition or performance are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of words such as "expect," "plan," "anticipate," "intend," "outlook," "guidance," "believes," "should," "target," "goal," "forecast," "will," "may" or words of similar meaning. Forward-looking statements are likely to address matters such as the companies’ respective or combined anticipated sales, expenses, margins, tax rates, capital expenditures, profits, cash flows, liquidity and debt levels, as well as their pricing and merchandising strategies and their anticipated impact and intentions with respect to acquisitions, the construction of new stores, including additional quick service restaurants, and the remodeling and addition of new equipment and products to existing stores. These forward-looking statements are based on the companies’ current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements.
The following factors, among others, could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the transactions contemplated by the merger agreement in a timely manner or at all, including due to the failure to obtain the required stockholder approval or failure to receive necessary governmental or regulatory approvals required to complete the transactions contemplated by the merger agreement; (3) the risk of not fully realizing expected synergies in the timeframe expected or at all; (4) the risk that the proposed transactions disrupt current plans and operations, increase operating costs, result in management distraction and the potential difficulties in maintaining relationships with customers, suppliers and other third parties and employee retention as a result of the announcement and consummation of such transactions; (5) the outcome of any legal proceedings that may be instituted against the companies following announcement of the merger agreement and transactions contemplated therein; and (6) the possibility that the companies may be adversely affected by other economic, business, and/or competitive factors.
Any number of other factors could affect actual results and events, including, without limitation; the ability to enhance operating performance through in-store initiatives, store remodel programs and the addition of new equipment and products to existing stores; fluctuations in domestic and global petroleum and fuel markets; realizing expected benefits from fuel supply agreements; changes in the competitive landscape of the convenience store industry, including fuel stations and other non-traditional retailers located in the companies’ markets; the effect of national and regional economic conditions on the convenience store industry and the companies’ markets; the global financial crisis and uncertainty in global economic conditions; wholesale cost increases of, and tax increases on, tobacco products; the effect of regional weather conditions and climate change on customer traffic and spending; legal, technological, political and scientific developments regarding climate change; financial difficulties of suppliers, including the companies’ principal suppliers of fuel and merchandise, and their ability to continue to supply their stores; the companies’ financial leverage and debt covenants; a disruption of IT systems or a failure to protect sensitive customer, employee or vendor data; the ability to identify suitable acquisition targets and to take advantage of expected synergies in connection with acquisitions; the actual operating results of new or acquired stores; the ability to divest non-core assets; environmental risks associated with selling petroleum products; governmental laws and regulations, including those relating to the environment and the impact of mandated health care laws; and unanticipated legal and other expenses. These and other risk factors are discussed in Alimentation Couche-Tard Inc. and CST Brands, Inc.’s filings with securities authorities in Canada and the United States, respectively. While the companies may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so.

Contacts
Karen Yeakel, Executive Director - Investor Relations, 610-625-8005
Randy Palmer, Executive Director - Investor Relations, 210-692-2160
Safe Harbor Statement
Statements contained in this release that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s Form 10-K or Forms 10-Q filed with the Securities and Exchange Commission, and available on the CrossAmerica’s website at www.crossamericapartners.com. The Partnership undertakes no obligation to publicly update or revise any statements in this release, whether as a result of new information, future events or otherwise.
Note to Non-United States Investors: This release is intended to be a qualified notice under Treasury Regulation Section 1.1446-4(b). Brokers and nominees should treat one hundred percent (100%) of CrossAmerica Partners LP’s distributions to non-U.S. investors as attributable to income that is effectively connected with a United States trade or business. Accordingly, CrossAmerica Partners LP’s distributions to non-U.S. investors are subject to federal income tax withholding at the highest applicable effective tax rate.